UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 20, 2005

(Date of earliest event reported)

CARDIMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22419	94-3177883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47266 Benicia Street, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 354-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This form 8-K/A amends and restates the current report on Form 8-K filed by Cardima, Inc. on June 17, 2005.

ITEM 8.01 OTHER EVENTS.

On June 17, 2005, the Company’s Board of Directors elected to halt the accruing of all payroll related expenses and placed all employees on indefinite furlough.

The Company is in discussions with its secured lender concerning alternatives to continue operations to a limited extent while attempting to raise funds to satisfy outstanding liabilities.

No assurance can be given that the secured lender will cooperate or that any such efforts will be successful. The Company cannot predict what, if any, value will remain for common stockholders after providing for the Company’s obligations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIMA, INC.

Date: June 20, 2005	By:	/s/ Gabriel B. Vegh
Gabriel B. Vegh
Chief Executive Officer

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